Capital Group Conservative Equity ETF
Investment portfolio
August 31, 2025
unaudited

Common stocks 97.74% Information technology 21.26%	Shares	Value (000)
Microsoft Corp.	123,987	$62,823
Broadcom, Inc.	130,471	38,801
Apple, Inc.	90,857	21,092
Accenture PLC, Class A	53,868	14,004
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	46,315	10,693
Texas Instruments, Inc.	41,751	8,454
Oracle Corp.	35,024	7,920
KLA Corp.	7,285	6,352
Applied Materials, Inc.	38,174	6,137
Analog Devices, Inc.	18,158	4,563
Salesforce, Inc.	15,227	3,902
Amphenol Corp., Class A	34,341	3,738
		188,479
Industrials 14.84%
RTX Corp.	238,954	37,898
General Electric Co.	104,117	28,653
Union Pacific Corp.	42,037	9,398
Northrop Grumman Corp.	14,520	8,567
Automatic Data Processing, Inc.	25,919	7,881
Paychex, Inc.	42,152	5,878
Carrier Global Corp.	88,985	5,802
Stanley Black & Decker, Inc.	62,124	4,615
Airbus SE, non-registered shares	21,403	4,484
BAE Systems PLC (ADR)	46,780	4,409
General Dynamics Corp.	13,418	4,355
FedEx Corp.	16,664	3,851
Illinois Tool Works, Inc.	12,701	3,361
Honeywell International, Inc.	10,803	2,371
		131,523
Financials 14.35%
JPMorgan Chase & Co.	73,988	22,302
Morgan Stanley	81,265	12,229
Wells Fargo & Co.	145,576	11,963
PNC Financial Services Group, Inc.	54,089	11,220
Truist Financial Corp.	219,403	10,272
Fidelity National Information Services, Inc.	121,607	8,489
Marsh & McLennan Cos., Inc.	38,821	7,990
Chubb, Ltd.	25,363	6,977
Visa, Inc., Class A	18,106	6,369
CME Group, Inc., Class A	19,691	5,248
BlackRock, Inc.	4,436	5,000
Progressive Corp.	19,600	4,842
Blackstone, Inc.	23,466	4,022
Great-West Lifeco, Inc.	97,738	3,872
Capital Group Conservative Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
American International Group, Inc.	41,906	$3,408
Capital One Financial Corp.	13,379	3,040
		127,243
Health care 11.87%
AbbVie, Inc.	81,458	17,139
Eli Lilly and Co.	23,014	16,859
Abbott Laboratories	105,126	13,946
Amgen, Inc.	47,493	13,664
Bristol-Myers Squibb Co.	172,254	8,127
Medtronic PLC	75,503	7,007
CVS Health Corp.	88,204	6,452
Gilead Sciences, Inc.	55,793	6,303
Regeneron Pharmaceuticals, Inc.	7,518	4,366
AstraZeneca PLC (ADR)	52,566	4,200
Thermo Fisher Scientific, Inc.	8,296	4,088
GE HealthCare Technologies, Inc.	42,124	3,106
		105,257
Consumer staples 7.83%
Philip Morris International, Inc.	97,043	16,219
Mondelez International, Inc., Class A	247,554	15,210
British American Tobacco PLC (ADR)	246,513	14,024
Procter & Gamble Co.	54,210	8,513
Coca-Cola Co.	113,228	7,812
Hershey Co.	24,333	4,471
PepsiCo, Inc.	21,340	3,172
		69,421
Utilities 7.45%
Constellation Energy Corp.	36,049	11,102
Sempra	97,469	8,047
Atmos Energy Corp.	45,294	7,525
NextEra Energy, Inc.	104,346	7,518
Dominion Energy, Inc.	121,833	7,298
CenterPoint Energy, Inc.	186,382	7,029
DTE Energy Co.	46,735	6,386
Southern Co. (The)	49,738	4,591
Public Service Enterprise Group, Inc.	43,410	3,574
Xcel Energy, Inc.	40,972	2,966
		66,036
Consumer discretionary 4.82%
Home Depot, Inc.	44,715	18,189
Starbucks Corp.	162,082	14,294
Tractor Supply Co.	90,608	5,596
McDonald’s Corp.	14,759	4,627
		42,706
Materials 4.56%
International Paper Co.	369,826	18,373
Linde PLC	23,690	11,331
Air Products and Chemicals, Inc.	36,436	10,716
		40,420
Capital Group Conservative Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Energy 4.44%	Shares	Value (000)
Exxon Mobil Corp.	115,306	$13,178
TC Energy Corp. (CAD denominated)	111,504	5,807
TC Energy Corp.	90,593	4,716
ConocoPhillips	82,459	8,161
EOG Resources, Inc.	30,167	3,765
Baker Hughes Co., Class A	81,358	3,694
		39,321
Communication services 4.19%
Meta Platforms, Inc., Class A	24,735	18,272
T-Mobile US, Inc.	28,397	7,156
Alphabet, Inc., Class A	19,973	4,252
Comcast Corp., Class A	114,039	3,874
AT&T, Inc.	122,244	3,580
		37,134
Real estate 2.13%
Welltower, Inc. REIT	62,283	10,481
Extra Space Storage, Inc. REIT	25,466	3,656
Prologis, Inc. REIT	23,218	2,642
Digital Realty Trust, Inc. REIT	12,378	2,075
		18,854
Total common stocks (cost: $822,865,000)		866,394
Short-term securities 2.15% Money market investments 2.15%
Capital Group Central Cash Fund 4.29% (a)(b)	190,318	19,034
Total short-term securities (cost: $19,029,000)		19,034
Total investment securities 99.89% (cost: $841,894,000)		885,428
Other assets less liabilities 0.11%		934
Net assets 100.00%		$886,362
Investments in affiliates (b)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2025 (000)	Dividend or interest income (000)
Short-term securities 2.15%
Money market investments 2.15%
Capital Group Central Cash Fund 4.29% (a)	$20,709	$27,211	$28,889	$— (c)	$3	$19,034	$204

(a)	Rate represents the seven-day yield at 8/31/2025.
(b)	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
(c)	Amount less than one thousand.
Capital Group Conservative Equity ETF — Page 3 of 5

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group Conservative Equity ETF — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP1-315-1025
Capital Group Conservative Equity ETF — Page 5 of 5